SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date Of Report (Date Of Earliest Event Reported) May 6, 2003
                                                           -----------

                                AUTONATION, INC.
                                ----------------
             (Exact Name Of Registrant As Specified In Its Charter)

     DELAWARE                          1-13107                73-1105145
     --------                          -------                ----------
State Or Other Jurisdiction          (Commission            (IRS Employer
 Of Incorporation)                   File Number)           Identification No.)

                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
                          -----------------------------
          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           ----------------
              ____________________________________________________
          (Former Name Or Former Address, If Changed Since Last Report)

ITEM 4.  Changes in Registrant's Certifying Accountant.


Effective as of May 6, 2003, AutoNation, Inc. ("AutoNation") appointed KPMG LLP ("KPMG") as its new independent public accountant. Effective as of May 5, 2003, AutoNation dismissed Deloitte & Touche LLP ("D&T") as its independent public accountant. This change in independent public accountant was approved by the Audit Committee of the Board of Directors of AutoNation. The change was made following the recent announcement by D&T that it had ended efforts to separate Deloitte Consulting, which provides certain non-audit consulting services to the Company that will become prohibited services for an audit firm to provide to its audit clients under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

During AutoNation's most recent fiscal year and through the date of this Form 8-K, there were no disagreements between AutoNation and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report. AutoNation engaged D&T as its independent public accountant effective as of May 31, 2002 and, accordingly, D&T did not render services to AutoNation with respect to accounting principles or practices, financial statement disclosure or auditing scope or procedure during the fiscal year ended December 31, 2001.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within AutoNation's two most recent fiscal years and through the date of this Form 8-K. As described above, AutoNation engaged D&T as its independent public accountant effective as of May 31, 2002.

The audit report of D&T on the consolidated financial statements of AutoNation and its subsidiaries as of and for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. As described above, AutoNation engaged D&T as its independent public accountant effective as of May 31, 2002 and, accordingly, D&T did not render audit services with respect to the consolidated financial statements of AutoNation and its subsidiaries as of and for the fiscal year ended December 31, 2001.

AutoNation provided D&T with a copy of the foregoing disclosures. Attached hereto as Exhibit 16.1 is a copy of D&T's letter, dated May 6, 2003, stating its agreement with such statements.

During AutoNation's two most recent fiscal years and through the date of this Form 8-K, AutoNation did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on AutoNation's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Number            Exhibit
------            -------

16.1 Letter of Deloitte & Touche LLP regarding change in certifying accountant.

99.1              Press Release of AutoNation, Inc. dated May 6, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AUTONATION, INC.
                                           -------------------------------
                                             (Registrant)

                                           By: /s/ Jonathan P. Ferrando
                                               ---------------------------
                                                   Jonathan P. Ferrando
                                                   Senior Vice President,
                                                   General Counsel and Secretary

Dated: May 6, 2003

                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
------            -----------

16.1 Letter of Deloitte & Touche LLP regarding change in certifying accountant.

99.1              Press Release of AutoNation, Inc., dated May 6, 2003.